EXECUTION VERSION AMENDMENT NO. 3 AMENDMENT NO. 3, dated as of May 2, 2017 (this “Amendment”), to the Term Loan Agreement, dated as of October 10, 2014 (as amended by that certain Amendment No. 1, dated as of August 26, 2015 and that certain Amendment No. 2, dated as of March 24, 2016, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as such term is defined in the Term Loan Agreement), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the other parties thereto. WHEREAS, the Company has advised the Lenders that it intends to acquire (either directly or indirectly through one or more Subsidiaries) certain assets of E. I. du Pont de Nemours and Company (the “Seller”), and concurrently therewith, the Seller intends to acquire from the Company (either directly or indirectly through one or more Subsidiaries) certain assets of the Company (collectively, the “Ag Acquisition”), in each case, pursuant to the terms of that certain Transaction Agreement, dated as of March 31, 2017, by and between the Seller and the Company; WHEREAS, in connection with the Ag Acquisition, the Company has requested certain changes to the Term Loan Agreement as described herein (the “Proposed Amendments”); WHEREAS, Section 9.01 of the Term Loan Agreement provides that the Company and the Required Lenders may amend the Loan Documents; WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Term Loan Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I Amendment SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to

2 such terms in the Term Loan Agreement. The rules of construction specified in Section 1.04 of the Term Loan Agreement also apply to this Amendment. SECTION 1.02. Amendment of Term Loan Agreement. Effective as of the Amendment Effective Date (as defined below): (a) Section 1.01 of the Term Loan Agreement is hereby amended as follows: (i) The following new defined terms shall be added in their correct alphabetical order: “Ag Acquisition” means the acquisition by the U.S. Borrower (either directly or indirectly through one or more Subsidiaries) of certain assets of Ag Seller and the concurrent acquisition by Ag Seller (either directly or indirectly through one or more Subsidiaries) of certain assets of the U.S. Borrower, in each case, pursuant to the Ag Acquisition Agreement. “Ag Acquisition Agreement” means that certain Transaction Agreement, dated as of March 31, 2017, by and between the U.S. Borrower and the Ag Seller. “Ag Closing Date” means the date of the consummation of the Ag Acquisition. “Ag Seller” means E. I. du Pont de Nemours and Company, a Delaware corporation. “Ag Transactions” means the Ag Acquisition, the execution, delivery and performance of any debt documents (including amendments) entered into in connection therewith and the borrowings of the loans contemplated thereunder, the use of the proceeds thereof, the payment of fees and expenses incurred in connection with the Ag Acquisition and the other transactions contemplated by or related to the foregoing. “Ag Seller Acquired Assets” means certain assets of Ag Seller to be acquired by the Company (either directly or indirectly through one or more Subsidiaries) from Ag Seller pursuant to the Ag Acquisition Agreement. (ii) Clause (i) of the defined term “Customary Permitted Liens” is hereby amended by deleting “tangible” therefrom. (b) Section 6.01(a) of the Term Loan Agreement is hereby amended by (i) adding the following words at the beginning thereof: “Subject to the immediately succeeding sentence,” and (ii) adding the following at the end thereof: If the Ag Closing Date occurs, the U.S. Borrower shall maintain, on the last day of each Fiscal Quarter ending on or following the Ag Closing Date, a Leverage

3 Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter: Fiscal Quarter Ending Maximum Leverage Ratio On or after the Ag Closing Date but before the last day of the first full fiscal quarter after the Ag Closing Date 4.75:1.00 On the last day of the first full fiscal quarter after the Ag Closing Date 4.75:1.00 On the last day of the second full fiscal quarter after the Ag Closing Date 4.75:1.00 On the last day of the third full fiscal quarter after the Ag Closing Date 4.50:1.00 On the last day of the fourth full fiscal quarter after the Ag Closing Date 4.50:1.00 On the last day of the fifth full fiscal quarter after the Ag Closing Date 4.50:1.00 On the last day of the sixth full fiscal quarter after the Ag Closing Date 4.25:1.00 On the last day of the seventh full fiscal quarter after the Ag Closing Date 4.25:1.00 On the last day of the eighth full fiscal quarter after the Ag Closing Date 4.00:1.00 On the last day of the ninth full fiscal quarter after the Ag Closing Date 4.00:1.00

4 Fiscal Quarter Ending Maximum Leverage Ratio On the last day of the tenth full fiscal quarter after the Ag Closing Date and thereafter 3.50:1.00 (a) Section 6.04(a) of the Term Loan Agreement is hereby amended by (i) deleting “and” at the end of clause (vii) thereof, (ii) renumbering the current clause (viii) to (ix) and (iii) inserting a new clause (viii) immediately before it: “(viii) any Liens on the Ag Seller Acquired Assets existing as of the Ag Closing Date (and any Liens on the proceeds or products of the foregoing); provided that such Liens were not incurred in contemplation of the Ag Transactions; and” (b) Section 6.04(b) of the Term Loan Agreement is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, nothing in this Section 6.04(b) shall prohibit the U.S. Borrower and its Subsidiaries from consummating the Ag Transactions.” (c) Section 6.04(c) of the Term Loan Agreement is hereby amended by (i) deleting “.” at the end thereof and (ii) adding the following proviso thereto: “provided, however, that nothing in this Section 6.04(c) shall prohibit the U.S. Borrower and its Subsidiaries from consummating the Ag Transactions.” (d) Section 6.04(d) of the Term Loan Agreement is hereby amended and restated in its entirety as follows: “(d) Modification of Constituent Documents. The U.S. Borrower shall not, nor shall it permit any of its Subsidiaries to, amend its Constituent Documents, except for changes and amendments that would not reasonably be expected to have a Material Adverse Effect.” SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied: (a) The Administrative Agent (or its counsel) shall have received from the Borrowers and the Required Lenders either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

5 (b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. ARTICLE II Miscellaneous SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Term Loan Agreement, as amended hereby on the Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing. (b) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), provided that any representation and warranty qualified by materiality, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, both before and after giving effect to this Amendment. (c) Both immediately prior to and after giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date. SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any

6 way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Term Loan Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Term Loan Agreement and the other Loan Documents specifically referred to herein. (b) On and after the Amendment Effective Date, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Term Loan Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Term Loan Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Term Loan Agreement shall apply to this Amendment to the same extent as if fully set forth herein. SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. [SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 3 to Term Loan Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written. The U.S. Borrower FMC CORPORATION By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Vice President and Treasurer The Euro Borrowers FMC FINANCE B.V. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact FMC CHEMICALS NETHERLANDS B.V. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact FMC LUXEMBOURG HOLDINGS S.À R.L. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact

[Signature Page to Amendment No. 3 to Term Loan Agreement] FMC LUXEMBOURG S.À R.L. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact

[Signature Page to Amendment No. 3 to Term Loan Agreement] CITIBANK, N.A., as Administrative Agent and Lender By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] BANK OF AMERICA, N.A., as Lender By: /s/ Michelle Cheung Name: Michelle Cheung Title: Assistant Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] BNP Paribas, as Lender By: /s/ Julien Pecoud-Bouvet Name: Julien Pecoud-Bouvet Title: Vice President By: /s/ Gregoire Poussard Name: Gregoire Poussard Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as Lender By: /s/ Mustafa Khan Name: Mustafa Khan Title: Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] DNB Capital LLC By: /s/ Caroline Adams Name: Caroline Adams Title: First Vice President DNB Capital LLC By: /s/ Christian Rynning Name: Christian Rynning Title: First Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] JPMORGAN CHASE BANK, N.A., as Lender By: /s/ James A. Knight Name: James A. Knight Title: Executive Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] Sumitomo Mitsui Banking Corporation, as Lender By: /s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] U.S. BANK NATIONAL ASSOCIATION, as Lender By: /s/ Mark Irey Name: Mark Irey Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] TD Bank, N.A., as Lender By: /s/ Craig Welch Name: Craig Welch Title: Senior Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] CoBank, ACB, as Lender By: /s/ Robert Prickett Name: Robert Prickett Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] Australia and New Zealand Banking Group Limited, as Lender By: /s/ Robert Grillo Name: Robert Grillo Title: Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] Bank of China, New York Branch, as Lender By: /s/ Raymond Qiao Name: Raymong Qiao Title: Managing Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] Branch Banking and Trust Company, as Lender By: /s/ Trevor H. Williams Name: Trevor H. Williams Title: Banking Officer

[Signature Page to Amendment No. 3 to Term Loan Agreement] Citizens Bank of Pennsylvania, as Lender By: /s/ Leslie D. Broderick Name: Leslie D. Broderick Title: Senior Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] KBC Bank N.V., New York, as Lender By: /s/ Sheila Bermejo Name: Sheila Bermejo Title: Director By: /s/ Thomas R. Lalli Name: Thomas R. Lalli Title: Managing Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] Lloyds Bank plc, as Lender By: /s/ Daven Popat Name: Daven Popat Title: Senior Vice President Transaction Execution Category A P003 By: /s/ Stephen Parker Name: Stephen Parker Title: Vice President Banking Operations Category A P012

[Signature Page to Amendment No. 3 to Term Loan Agreement] THE BANK OF NEW YORK MELLON, as Lender By: /s/ Christopher Olsen Name: Christopher Olsen Title: Senior Associate

[Signature Page to Amendment No. 3 to Term Loan Agreement] Wells Fargo Bank, National Association, as Lender By: /s/ Ashley Walsh Name: Ashley Walsh Title: Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] PNC BANK, National Association, as Lender By: /s/ Denise DiSimone Name: Denise DiSimone Title: Senior Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as Lender By: /s/ Peter Duncan Name: Peter Duncan Title: Managing Director By: /s/ Jeff Bliss Name: Jeff Bliss Title: Executive Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] SunTrust Bank, as Lender By: /s/ Jason Crowley Name: Jason Crowley Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] Santander Bank, N.A., as Lender By: /s/ Andres Barbosa Name: Andres Barbosa Title: Executive Director

[Signature Page to Amendment No. 3 to Term Loan Agreement] Nordea Bank AB (publ), New York Branch, as Lender By: /s/ Rolf Risan Name: Rolf Risan Title: Senior Vice President By: /s/ Thomas Rathkjen Name: Thomas Rathkjen Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] Bayerische Landesbank, New York Branch, as Lender By: /s/ Matthew DeCarlo Name: Matthew DeCarlo Title: Senior Director By: /s/ Elke Videgain Name: Elke Videgain Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement] FARM CREDIT BANK OF TEXAS, as Lender By: /s/ Chris M. Levine Name: Chris M. Levine Title: Vice President